EXECUTION COPY

FIFTH AMENDMENT TO CREDIT AGREEMENT
AND LIMITED WAIVER

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this “Amendment”), is made and entered into as of May 12, 2016 (the “Fifth Amendment Closing Date”), among NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C., a Delaware limited liability company (the “Borrower”), the other Credit Parties party hereto, the financial institutions party hereto from time to time (collectively, the “Lenders” and individually each a “Lender”), and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company (as the successor in interest to GENERAL ELECTRIC CAPITAL CORPORATION), as administrative agent for the Secured Parties (in such capacity, the “Agent”), and as a Lender, and Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties party thereto, the Lenders party thereto and Agent are parties to that certain Credit Agreement, dated as of March 31, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders committed to make certain loans and other financial accommodations to the Borrower upon the terms and conditions set forth therein;

WHEREAS, pursuant to Section 5.4 of the Credit Agreement, certain Investments are prohibited, including Investments in Plano Hospital by Northstar Healthcare Subco, LLC which in the aggregate exceed $3,000,000 (the “Plano Investment Cap”);

WHEREAS, due to the Credit Parties’ failure to comply with the Plano Investment Cap, an Event of Default under Section 7.1(c) of the Credit Agreement has occurred and is continuing (the “Specified Event of Default”);

WHEREAS, the Borrower and the other Credit Parties have requested that Agent and the Lenders (a) amend the Credit Agreement to permit an increase in the amount of the obligations under Plano Debt and the Subordinated Guaranty thereto from $4,500,000 in the aggregate original principal amount to $7,000,000 in the aggregate original principal amount, (b) amend certain provisions of the Credit Agreement in connection with the foregoing clause (a), as more fully described herein, (c) amend the Credit Agreement to increase the amount of the Plano Investment Cap, (d) amend the Maximum Leverage Ratio for March 31, 2016, and (e) waive the Specified Event of Default; and

WHEREAS, Agent and the Lenders are willing to amend certain provisions of the Credit Agreement, all subject to and in accordance with the terms and conditions specified herein.

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant, and warrant as follows:

SECTION 1.          DEFINITIONS.

1.1               Interpretation. All capitalized terms used herein (including the recitals hereto) shall have the respective meanings assigned thereto in the Credit Agreement unless otherwise defined herein.

SECTION 2.           AMENDMENTS.

Subject to the terms and conditions of this Amendment, including, without limitation, the representations, warranties, and covenants in Section 4 hereof and the conditions precedent to the effectiveness of this Amendment in Section 5 hereof:

2.1                  Section 5.4(l) . Effective as of the Fifth Amendment Closing Date, Section 5.4(l) of the Credit Agreement is hereby amended and restated in its entirety as follows: “

(l)                  one or more Investments which in the aggregate will not exceed $5,500,000 in Plano Hospital by Northstar Healthcare Subco, LLC; and”

2.2                  Section 5.5(h) . Effective as of the Fifth Amendment Closing Date, Section 5.5(h) of the Credit Agreement is hereby amended and restated in its entirety as follows: “

(h)                  Indebtedness of Parent pursuant to the Subordinated Guaranty, which in no event shall exceed $7,000,000 and shall at all times be subject to the Plano Subordination Agreement.”

2.3                  Section 6.1. Effective as of March 31, 2016, Section 6.1 of the Credit Agreement is hereby amended by replacing the Maximum Leverage Ratio set forth opposite each of March 31, 2016 and June 30, 2016 with “2.70 to 1.00” .

2.4                  Section 11.1. Effective as of the Fifth Amendment Closing Date, the definitions of “Plano Debt” and “Subordinated Guaranty” set forth in Section 11.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Plano Debt” means the obligations of Plano Hospital under that certain Loan Agreement, dated as of July 30, 2015 between Plano Hospital and LegacyTexas Bank, guaranteed by Parent pursuant to the Subordinated Guaranty, as amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement and the Plano Subordination Agreement.

“Subordinated Guaranty” means that certain Guaranty Agreement dated as of July 30, 2015, by and between LegacyTexas Bank and Parent, subordinated pursuant to the Plano Subordination Agreement, as amended, restated, supplemented, or otherwise modified from time to time in accordance with this Agreement and the Plano Subordination Agreement.”

SECTION 3.          ACKNOWLEDGMENTS

3.1                   Acknowledgment of Obligations. All Obligations, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by the Credit Parties to the Lenders, are unconditionally owing by the Credit Parties, all without offset, defense or counterclaim of any kind, nature or description whatsoever.

3.2                   Acknowledgment of Liens. Each of the Credit Parties hereby acknowledges, confirms and agrees that Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first priority Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Credit Parties to Agent on behalf of the Lenders pursuant to the Loan Documents.

3.3                  Binding Effect of Documents. Each of the Credit Parties hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Agent, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of each Credit Party contained in the Loan Documents and in this Amendment constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and no Credit Party has a valid defense to the enforcement of such obligations and (c) Agent and the Lenders are and shall be entitled to the rights, remedies and benefits provided for them in the Loan Documents and applicable law.

SECTION 4.           REPRESENTATIONS, WARRANTIES AND COVENANTS

Borrower and each of the other Credit Parties hereby further represent, warrant, and covenant with and to Agent and the Lenders as follows:

4.1                  Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by or on behalf of the Credit Parties to Agent and the Lenders in all of the Loan Documents was true and correct in all material respects when made and is true and correct in all material respects on and as of the date of this Amendment with the same full force and effect as if each of such representations and warranties had been made by such Person on the date hereof and in this Amendment, except to the extent that such representation and warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

4.2                  Binding Effect of Documents. This Amendment and the other Loan Documents have been duly executed and delivered to Agent and the Lenders by the Borrower and each of the other Credit Parties and are in full force and effect, as modified hereby.

4.3                  No Conflict, Etc. The execution and delivery and performance of this Amendment by the Borrower and each of the other Credit Parties will not violate any federal, state or any other material law, rule, regulation or order or material contractual obligation of such Person in any material respect and will not result in, or require, the creation or imposition of any Lien (other than the Liens created by the Collateral Documents) on any of its Properties or revenues.

4.4                  Events of Default. No Events of Default, other than the Specified Event of Default, as waived in Section 6 of this Amendment, are continuing as of the date hereof. The parties hereto acknowledge, confirm, and agree that any material misrepresentation by any Credit Party or any failure of any Credit Party to comply with the covenants, conditions and agreements contained in this Amendment shall constitute an Event of Default under the Credit Agreement.

SECTION 5.           CONDITIONS TO EFFECTIVENESS

The effectiveness of the terms and provisions of this Amendment shall be subject to each of the following conditions precedent having been satisfied as determined in Agent’s sole discretion prior to the Fifth Amendment Closing Date:

(a)                  Agent shall have received one or more counterparts of this Amendment, duly executed and delivered by the Credit Parties and the Lenders; and

(b)                  All reasonable out-of-pocket costs and expenses referenced in Section 9.5 of the Credit Agreement that have been invoiced to the Borrower shall have been paid or reimbursed by the Borrower, including, without limitation, those relating to this Amendment.

SECTION 6.           LIMITED WAIVER

In reliance upon the representations, warranties and covenants of the Borrower and each other Credit Party contained herein, and subject to the terms and conditions of this Amendment, including without limitation the fulfillment of the conditions to effectiveness specified in Section 5 above, the Agent and the undersigned Lenders hereby waive the Specified Event of Default. The aforesaid waiver relates solely to the Specified Event of Default and nothing in this Amendment is intended or shall be construed to be a waiver by Agent or any Lender of any other Default or Event of Default which may currently exist or hereafter occur.

SECTION 7.           ADDITIONAL COVENANTS AND PROVISIONS OF GENERAL APPLICATION

7.1                  Condition Subsequent. Promptly upon execution thereof, Borrower shall deliver to Agent duly executed copies of the first amendment to the loan agreement evidencing the Plano Debt and the material ancillary documents related thereto.

7.2                  Effect of this Amendment. Except for the amendments expressly set forth and referred to in Section 2, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified and confirmed by all parties hereto as of the date hereof. In the event of any conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Credit Party’s Obligations under or in connection with the Credit Agreement or any of the other Loan Documents or to modify, affect or impair the perfection or continuity of Agent’s security interests in, security titles to or other Liens on any Collateral for the Obligations. The Credit Agreement and this Amendment shall be read and construed as one agreement. Agent and Lenders hereby notify the Credit Parties that, effective from and after the date of this Amendment, Agent, and Lenders intend to enforce all of the provisions of the Loan Documents and that Agent and Lenders expect that the Credit Parties will strictly comply with the terms of the Loan Documents from and after this date.

7.3                  Costs and Expenses. The Credit Parties absolutely and unconditionally agree to pay to Agent, on demand by Agent at any time and as often as the occasion therefore may require, all reasonable fees and out-of-pocket disbursements of any counsel to Agent in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements delivered in connection herewith and expenses which shall at any time be incurred or sustained by Agent or any participant of Agent or any of its respective directors, officers, employees or agents as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Amendment and any agreements prepared, negotiated, executed or delivered in connection herewith.

7.4                  Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

7.5                  Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.6                  Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Agent or any Lender shall affect the representations and warranties or the right of Agent or the Lenders to rely upon them.

7.7                  Releases by Credit Parties. As a material inducement to Agent and the Lenders to enter into this Amendment and to grant concessions to the Credit Parties, all in accordance with and subject to the terms and conditions of this Amendment, each Credit Party:

(a)                    Does hereby remise, release, acquit, satisfy and forever discharge Agent and the Lenders and their subsidiaries and affiliates, and all of their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns (each a “Releasee” and collectively, the “Releasees”) from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, arguments, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing or whether known or unknown, which any Credit Party now has or hereafter can, shall or may have by reason of any manner, cause or things, from the beginning of the world to and including the date of this Amendment, with respect to matters arising out of, in connection with or related to:

(i)                   any and all obligations owed or owing to any Releasee under any document evidencing financial arrangements by, among and between such Releasee and any Credit Party, relating to the Credit Agreement, and including, but not limited to, the administration or funding thereof;

(ii)                   the Credit Agreement and indebtedness evidenced and secured thereby; or

(iii)                   any other agreement or transaction between any Credit Party and any Releasee entered into in connection with the Credit Agreement.

(b)                   Does hereby covenant and agree never to institute or cause to be instituted or continued prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Releasee by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claim arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment; and, further provided that the foregoing release and covenant not to sue shall not apply to any rights or claims, if any, of any third party creditors of any Credit Party. If any Credit Party or any of its successors, assigns or other legal representations violates the foregoing covenant, such Credit Party and its successors, assigns and legal representatives, jointly and severally agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(c)                   Does hereby expressly acknowledge and agree that the covenants and agreements of Agent and the Lenders contained in this Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of Agent or any Lender or as any admission by Agent or any Lender of the existence of claims by any Credit Party against Agent, the Lenders or any other Releasee. Each Credit Party, Agent and the Lenders acknowledge and agree that the value to the Credit Parties of the covenants, consents and agreements on the part of Agent and the Lenders contained in this Amendment substantially and materially exceed any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by the Credit Parties.

(d)                   Notwithstanding anything contained in this Amendment, the general release set forth in this Amendment shall not extend to and shall not include any duties or obligations of Agent or the Lenders in the Credit Agreement as modified by this Amendment or in any of the Loan Documents.

7.8                   Entire Agreement. This Amendment expresses the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, negotiations, correspondence and agreements of the parties regarding such subject matter.

7.9                   GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AMENDMENT, INCLUDING, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING, ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST).

7.10                    Incorporation of Credit Agreement Provisions. The provisions contained in Sections 9.13, 9.14, 9.16, 9.18(b), 9.18(c), 9.18(d), 9.19, 9.23, and 9.24 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

7.11                    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective duly authorized officers, as of the date first above written.

HEALTHCARE FINANCIAL SOLUTIONS, LLC
(as the successor in interest to GENERAL ELECTRIC
CAPITAL CORPORATION),
as Administrative Agent, a Lender, and Swingline
Lender

By:	/s/ Hanes Whiteley
Name:	R. Hanes Whiteley
Title: Duly Authorized Signatory

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

BORROWER:

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title:  General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

CREDIT PARTIES:

NORTHSTAR HEALTHCARE HOLDINGS, INC.

By: __/s/ Matthew Maruca______________________
Name: Matthew Maruca_______________________
Title: General Counsel ______________________

NOBILIS HEALTH CORP.

By: _/s/ Matthew Maruca______________________
Name: _Matthew Maruca_____________________
Title: General Counsel ______________________

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE NORTHWEST
HOUSTON MANAGEMENT, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By: : _/s/ Matthew Maruca_________________
Name: _Matthew Maruca________________
Title: __General Counsel________________

NORTHSTAR HEALTHCARE MANAGEMENT
COMPANY, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:_/s/ Matthew Maruca_________________
Name: _Matthew Maruca________________
Title: __General Counsel________________

NORTHSTAR HEALTHCARE SURGERY
CENTER – HOUSTON, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole member

By:_/s/ Matthew Maruca________________
Name: Matthew Maruca_________________
Title: __General Counsel________________

NORTHSTAR HEALTHCARE SURGERY
CENTER – SCOTTSDALE, LLC

By: Northstar Healthcare Acquisitions, L.L.C.,
its sole manager

By:_/s/ Matthew Maruca________________
Name: _Matthew Maruca________________
Title: __General Counsel________________

NORTHSTAR HEALTHCARE SUBCO, L.L.C.

By: _/s/ Matthew Maruca_________________
Name: _Matthew Maruca_________________
Title: __General Counsel________________

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

NORTHSTAR HEALTHCARE LIMITED
PARTNER, L.L.C.

By: _/s/ Matthew Maruca___________________
Name: _Matthew Maruca___________________
Title: General Counsel____________________

NORTHSTAR HEALTHCARE GENERAL
PARTNER, L.L.C.

By: _/s/ Matthew Maruca____________________
Name: _Matthew Maruca____________________
Title: _General Counsel____________________

THE PALLADIUM FOR SURGERY – DALLAS,
LTD.

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:_/s/ Matthew Maruca_______________
Name: Matthew Maruca________________
Title: _General Counsel_______________

ATHAS HEALTH LLC

By: Northstar Healthcare Subco, L.L.C., its sole
member

By: _/s/ Matthew Maruca___________________
Name: _Matthew Maruca________________
Title: _General Counsel_______________

ATHAS ADMINISTRATIVE LLC

By: Athas Health LLC, its sole member

By: _/s/ Matthew Maruca___________________
Name: _Matthew Maruca_________________
Title: _General Counsel_______________

ATHAS HOLDINGS LLC

By: Athas Health LLC, its sole member

By: _/s/ Matthew Maruca___________________
Name: _Matthew Maruca________________
Title: _General Counsel_______________

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

FIRST NOBILIS HOSPITAL MANAGEMENT,
LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

NOBILIS HEALTH MARKETING, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PEAK SURGEON INNOVATIONS, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PEAK NEUROMONITORING MANAGEMENT,
LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PEAK NEUROMONITORING ASSOCIATES –
TEXAS II, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PEAK NEUROMONITORING ASSOCIATES –
LOUISIANA, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PEAK NEUROMONITORING ASSOCIATES –
FLORIDA, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

PEAK NEUROMONITORING ASSOCIATES –
OHIO, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PEAK NEUROMONITORING ASSOCIATES –
MICHIGAN, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

NOBILIS SURGICAL ASSIST, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

SOUTHWEST HOUSTON SURGICAL ASSIST,
LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

SOUTHWEST FREEWAY SURGERY CENTER,
LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

CENTRAL MEDICAL SOLUTIONS, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PERIMETER ROAD SURGICAL HOSPITAL, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE

HERMANN DRIVE SURGICAL HOSPITAL, LP

By: Northstar Healthcare General Partner,
L.L.C., its sole general partner

By:_/s/ Matthew Maruca________________
Name: Matthew Maruca________________
Title: _General Counsel_________________

KUYKENDAHL ROAD SURGICAL HOSPITAL,
LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

PREMIER HEALTH SPECIALISTS, LLC

By: /s/ Matthew Maruca
Name: Matthew Maruca
Title: General Counsel

NORTHSTAR HEALTHCARE ACQUISITIONS, L.L.C.
FIFTH AMENDMENT TO CREDIT AGREEMENT
SIGNATURE PAGE